EXHIBIT 10.21

TAB BANK LOAN AND SECURITY AGREEMENT

Form of Promissory Note

PROMISSORY NOTE

$3,000,000.00	October 9, 2012

FOR VALUE RECEIVED, the undersigned, InterMetro Communications, Inc., a Delaware corporation, and Advanced Tel, Inc., a California corporation (individually and collectively referred to hereinafter as “Borrower”), hereby promises to pay to Transportation Alliance Bank Inc. dba TAB Bank (together with its participants, successors and assigns, “Lender”), or its order, on the Termination Date (as defined in that certain Loan and Security Agreement by and between Borrower and Lender, dated as of October 9, 2012, as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”), at Lender’s office at Ogden, Utah, or at such other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal amount of Three Million and 00/100 Dollars ($3,000,000.00), or the aggregate unpaid principal amount of all Advances under the Revolving Loan made by Lender to Borrower under the terms of the Loan Agreement, together with interest on the principal amount computed on the basis of actual days elapsed in a 360-day year, from the date of this Promissory Note until this Promissory Note is paid in full at the rate from time to time in effect under the terms of the Loan Agreement.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement.

Principal and interest accruing on the unpaid principal amount of this Promissory Note shall be due and payable as provided in the Loan Agreement and payments of principal and interest accruing on the unpaid principal amount of this Promissory Note shall be applied as set forth in the Loan Agreement.  In no event, however, shall interest exceed the maximum interest rate permitted by law.  Upon the occurrence and during the continuance of an Event of Default, interest shall be payable at the Default Rate.

This Promissory Note is the Promissory Note referred to in the Loan Agreement.  This Promissory Note is secured, inter alia, by the Liens granted pursuant to, is entitled to the other benefits of, and is subject to all of the agreements, terms and conditions contained in the Loan Agreement, which provides, among other things, for the acceleration of this Promissory Note.

This Promissory Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and subject to the conditions set forth in the Loan Agreement.

If an Event of Default under Section 6.1(m) or Section 6.1(n) of the Loan Agreement shall occur, then this Promissory Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  If any other Event of Default shall occur under the Loan Agreement or any breach, violation, default, event of default, “Default”, or “Event of Default” shall occur under any other Loan Document, which is not cured within any applicable grace period, then this Promissory Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Promissory Note shall be construed and enforced in accordance with the laws of the State of Utah in accordance with the Loan Agreement.

Borrower expressly waives any presentment, demand, protest, notice of protest or notice of any kind except as expressly provided in the Loan Agreement.

PRIOR TO SIGNING THIS PROMISSORY NOTE, BORROWER HAS READ AND UNDERSTANDS ALL THE PROVISIONS OF THIS PROMISSORY NOTE.  BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note by its duly authorized officer as of the date set forth above.

BORROWER: InterMetro Communications, Inc. By: /s/ Charles Rice Name: Charles Rice Title: CEO and President

STATE OF                                                      )
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COUNTY OF                                                 )

On this _____ day of _____________, 2012, before me, the undersigned notary, personally appeared Charles Rice, who being by me duly sworn did state, that he is the CEO and President of InterMetro Communications, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same and that he was authorized to execute said instrument.

WITNESS my hand and official seal.

Notary Public My Commission Expires:

BORROWER: Advanced Tel, Inc. By: /s/ Charles Rice Name: Charles Rice Title: CEO and Director

STATE OF                                                   )
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COUNTY OF                                               )

On this _____ day of _____________, 2012, before me, the undersigned notary, personally appeared Charles Rice, who being by me duly sworn did state, that he is the CEO and Director of Advanced Tel, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same and that he was authorized to execute said instrument.

WITNESS my hand and official seal.

Notary Public My Commission Expires: